SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2003

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7601 Lewinsville Road, Suite 300, McLean, Virginia 22102

(Address of principal executive offices)                  (Zip code)

Registrant’s telephone number, including area code: 703-761-2000

(Former name or former address, if changed since last report)

Item7(c).	Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated July 18, 2003

Item 9.	Regulation FD Disclosure.

On July 18, 2003, NVR, Inc. issued a press release reporting its financial results for the quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is furnished pursuant to Item 12 of Form 8-K in accordance with U.S. Securities and Exchange Commission Release Nos. 33-8216 and 34-47583.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, INC.

Date:	July 21, 2003	By:	/s/ PAUL C. SAVILLE
		Name:	Paul C. Saville
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Exhibit	Exhibit Description	Page

99.1	Press release dated July 18, 2003	5

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